UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2011

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

On May 17, 2011 the stockholders of ACCO Brands Corporation (the “Company”) approved the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan (the “Restated Plan”), which was previously adopted and approved by our Board of Directors subject to stockholder approval.  The Restated Plan amends and restates the Company’s Amended and Restated ACCO Brands Corporation 2005 Incentive Plan, as amended, which was approved by our stockholders at our 2006 annual meeting of stockholders and subsequently amended at our 2008 and 2010 annual meetings of stockholders. A description of the material terms of the Restated Plan is set forth in Proxy Item 5, under the heading “Proposal to Approve the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan,” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2011, which description is hereby incorporated by reference into this item 5.02.  Such description  does not purport to be complete and is qualified in its entirety by reference to the Restated Plan, which is being filed as Exhibit 10.1 to this report and is incorporated herein.

In connection with adoption of the Restated Plan, the forms of agreements for awards under the Restated Plan have been revised, copies of which are being filed as Exhibits 10.2 through 10.6 to this report and are incorporated herein.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected the nine director nominees listed below to serve as directors for a term of one year expiring at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as our independent registered public accounting firm for 2011; (iii) approved in a non-binding advisory vote the compensation of the Company’s named executive officers; (iv) recommended in a non-binding advisory vote an annual frequency for advisory votes on the compensation of the Company’s named executive officers; (v) approved the Restated Plan; and (vi) rejected a proposal to transact such other business as may have properly come before the meeting or any adjournment thereof. Set forth below are the voting results for these proposals:

Item 1: The election of nine directors for a one-year term expiring at the 2012 Annual Meeting of Stockholders

	For	Withheld	Abstain	Broker Non-Votes
Robert J. Keller	46,257,583	1,410,867	—	3,895,119
George V. Bayly	46,734,098	934,352	—	3,895,119
Kathleen S. Dvorak	47,165,043	503,407	—	3,895,119
G. Thomas Hargrove	47,187,921	480,529	—	3,895,119
Robert H. Jenkins	47,191,489	476,961	—	3,895,119

Thomas Kroeger	47,091,105	577,345	—	3,895,119
Michael Norkus	47,135,151	533,299	—	3,895,119
Sheila G. Talton	47,069,488	598,962	—	3,895,119
Norman H. Wesley	47,086,633	581,817	—	3,895,119

Item 2: The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011

For	Against	Abstain
51,388,880	61,249	113,440

Item 3: The approval in a non-binding advisory vote of the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
45,612,355	1,685,955	370,140	3,895,119

Item 4: A recommendation in a non-binding advisory vote on the frequency for advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
41,446,426	2,505,199	3,420,706	296,119	3,895,119

In light of the voting results with respect to the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has decided that the Company will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required stockholder vote on the frequency of  advisory votes on the compensation of executives in 2017.

Item 5: The approval of the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

For	Against	Abstain	Broker Non-Votes
39,724,074	7,905,557	38,819	3,895,119

Item 6: The approval of a proposal to transact such other business as may properly come before the meeting or any adjournment thereof

For	Against	Abstain	Broker Non-Votes
18,587,602	32,399,755	576,212	—

Section 9                      Financial Statements and Exhibits

Item 9.01.                    Financial Statements and Exhibits.

 (d)      Exhibits

10.1     2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.2	Form of Directors Restricted Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.3	Form of Nonqualifed Stock Option Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.4	Form of Restricted Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.5	Form of Performance Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.6	Form of Stock-Settled Stock Appreciation Rights Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: May 20, 2011	By:	/s/Steven Rubin
Name Steven Rubin
Title Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

10.1     2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.2	Form of Directors Restricted Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.3	Form of Nonqualifed Stock Option Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.4	Form of Restricted Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.5	Form of Performance Stock Unit Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan

10.6	Form of Stock-Settled Stock Appreciation Rights Award Agreement under the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan